UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

LANDS’ END, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09769	36-2512786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Lands’ End Lane Dodgeville, Wisconsin	53595
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 935-9341

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 1, 2026 (the “Closing Date”), Lands’ End, Inc., a Delaware corporation (the “Company”), and Lands’ End Direct Merchants, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“LEDM” and, together with the Company, the “Sellers”), consummated the transactions (the “Transactions”) contemplated by that certain Membership Interest Purchase Agreement (the “MIPA”), dated as of January 26, 2026, by and among the Sellers, WH Borrower, LLC, a Delaware limited liability company (“WHP Borrower”), WH Topco, L.P., a Delaware limited partnership (“WHP Topco”) (d/b/a WHP Global), and LEWHP, LLC, a Delaware limited liability company and wholly owned indirect subsidiary of WHP Topco (“WHP”).

Pursuant to the MIPA, on the Closing Date, (a) Sellers contributed all of their respective intellectual property and related assets associated with the “Lands’ End” brand, including all of the license agreements entered into in connection with Lands’ End’s licensing business (the “Contributed Assets”) to LE Topco, LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of Sellers (“LE Topco”), and LE Topco assumed certain liabilities related to the Contributed Assets (such transactions, the “IP Contribution”), and (b) immediately thereafter, Sellers sold 50% of LE Topco’s Class A Units, representing a 50% controlling ownership stake in LE Topco, to WHP for an aggregate purchase price of $300 million in cash (the “Membership Interests Purchase”).

Pursuant to the MIPA, on March 31, 2026, WHP and WHP Topco’s previously announced tender offer (the “Tender Offer”) to purchase up to 2,222,222 shares of the Company’s common stock (the “Common Stock”), par value $0.01 per share, at a price of $45.00 per share in cash, without interest and subject to any applicable tax withholding, expired. Following the expiration of the Tender Offer, on April 1, 2026, WHP accepted for payment 2,222,222 shares of Common Stock, representing approximately 7.2% of the Company’s outstanding shares of Common Stock.

The foregoing description of the transactions pursuant to the MIPA does not purport to be complete and is qualified in its entirety by reference to the full text of the MIPA, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2026 and which is incorporated herein by reference.

Item 1.01.	Entry into a Material Definitive Agreement.

Limited Liability Company Agreement

At the closing of the Transactions, Sellers, LE Topco, WHP and WHP Topco entered into the amended and restated limited liability company agreement of LE Topco among LE Topco, Sellers, WHP and, solely for purposes of certain sections enumerated therein, WHP Topco (the “LLCA”), pursuant to which LE Topco has a single class of membership interests consisting of Class A Units (the “Units”), with Sellers owning 50% of the Units and WHP owning 50% of the Units.

Pursuant to the LLCA, LE Topco is governed by a board of managers (the “LE Topco Board”) consisting of four managers, with two managers appointed by each of WHP and Sellers. Managers appointed by WHP collectively have an extra vote permitting WHP to control decisions of the LE Topco Board, which is subject to change in the future based on the relative ownership percentages of WHP and Sellers in LE Topco.

Sellers’ Units may be exchanged for WHP Topco Units (as defined in the LLCA) in connection with the following WHP Topco monetization events as described below and subject to the terms and conditions set forth in the LLCA:

•	In an initial public offering, direct listing or de-SPAC of WHP Topco, where WHP’s enterprise value-to-EBITDA multiple (the “Exchange Reference Multiple”), when calculated based on the WHP listing price, is equal to or greater than 13, then the Company can elect to exchange Sellers’ Units for WHP Topco Units or WHP can force Sellers’ Units to be exchanged for WHP Topco Units. If the Exchange Reference Multiple is less than 13, then the Company can elect to exchange Sellers’ Units for WHP Topco Units;

•	In a change of control of WHP Topco, where WHP’s Exchange Reference Multiple (counting only cash, public securities or other specified consideration) implied by the transaction is equal to or greater than the Minimum Multiple (as defined below), then the Company is required to exchange Sellers’ Units for WHP Topco Units; and

•	In a significant asset sale by WHP Topco of 50% or more of its EBITDA, where the Exchange Reference Multiple implied by such asset sale (counting only cash, public securities and other specified consideration) is greater than or equal to the Minimum Multiple, the Company is required to exchange Sellers’ Units for WHP Topco Units.

In the event the Sellers’ Units are exchanged for WHP Topco Units in the aforementioned scenarios, the Sellers’ stake in LE Topco would be valued at the EBITDA multiple implied by WHP Topco’s monetization event.

The minimum multiple is initially set at 13x, and the Sellers may reset such multiple one time per calendar year with WHP’s consent, not to be unreasonably withheld, conditioned or delayed (the “Minimum Multiple”). The Company’s right to exchange in a WHP Topco monetization event terminates on the occurrence of any of the aforementioned monetization events, whether or not the Sellers’ Units were exchanged.

Pursuant to the LLCA, WHP and Sellers generally may not transfer their Units prior to the third anniversary of the Closing Date (other than to permitted transferees or a third party purchaser of WHP). After the third anniversary of the Closing Date, each party may transfer its respective Units but subject to tag along rights and a right of first offer in favor of the other parties. In addition, following the third anniversary of the Closing Date, if either the Company or WHP receives a third party acquisition offer for 100% of LE Topco reflecting LE Topco’s enterprise value / LTM EBITDA multiple at or above 10, the party receiving the offer has a right to “drag” the other party into such sale, subject to an ownership threshold and the achievement of certain economic thresholds. The dragged party has the option to be dragged in such sale or, instead, buy out the other party’s stake at the purchase price proposed by the third party.

Pursuant to the LLCA, any excess cash above $5.0 million at LE Topco (or $7.5 million, if, as of the end of any fiscal quarter, the revenue of LE Topco and its subsidiaries with respect to the last 12 months ending on the most recent date for which financial statements are available is greater than $150.0 million) is to be distributed to WHP and Sellers on a quarterly basis and based on ownership split.

The foregoing description of the LLCA does not purport to be complete and is qualified in its entirety by reference to the full text of the LLCA, a copy of which is filed as Exhibit 2.2 to this report and is incorporated herein by reference.

License Agreement

At the closing of the Transactions, the Company, LEDM and LE Topco entered into a License Agreement (the “License Agreement”), pursuant to which LE Topco granted LEDM a royalty-bearing license under the intellectual property rights contributed by Sellers to LE Topco, as well as certain other intellectual property rights developed in the future (collectively, the “Licensed IPR”), to design, manufacture, sell and promote certain categories of products (including the types of products that the Company designs, manufactures and sells as of the date hereof) (collectively, “Licensed Products”) in certain jurisdictions, including the United States, Canada, the United Kingdom, Germany, Austria and France (the “Territory”), with limitations to certain channels of sale. The license is exclusive within the Territory and specified trade channels with respect to certain core products, and non-exclusive with respect to other categories of Licensed Products, as set forth in the License Agreement. LEDM’s license is royalty bearing and subject to a guaranteed minimum royalty (“GMR”), with different royalty rates due depending on the channel under which Licensed Products are sold. The GMR is $50,000,000 per year (calculated pro rata based on an amount of $50,000,000 for a twelve (12) month period for the first contract year) through the end of the contract year 11, will increase one percent per year for contract years 12-21, and will be $55,231,106 for each contract year thereafter. In addition, LEDM is eligible to receive an adjustment to its royalties, which will be paid by LE Topco on a quarterly basis based on total royalties received by LE Topco (including from other licensees) above a specified threshold.

The initial term of the License Agreement is 10 years following the conclusion of the first contract year, and the License Agreement automatically renews for up to 12 successive renewal terms of 7 years each, unless LEDM provides notice of non-renewal at least 24 months prior to the end of the initial or applicable renewal term. The License Agreement is only terminable by LE Topco if LEDM breaches its obligation to make its required guaranteed minimum payments, or to make undisputed royalty payments, in each case subject to an opportunity to cure such non-payment within a certain period of time. The Company is a party to the License Agreement for the sole purpose of guaranteeing LEDM’s performance thereunder.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the License Agreement, a copy of which is filed as Exhibit 2.3 to this report and is incorporated herein by reference.

Voting Agreements

At the closing of the Transactions, the Company entered into voting agreements (the “Voting Agreements”) with WHP and certain stockholders of the Company (consisting of the Company’s controlling stockholder, Edward S. Lampert, and related funds) (together with WHP Topco, each a “Specified Stockholder”), which provide, among other things, that the Specified Stockholders will vote all of their shares of Common Stock held at the relevant time in favor of the WHP Topco monetization events described above, under the heading “Limited Liability Company Agreement,” on the terms and subject to the conditions set forth in the Voting Agreements.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, copies of which are filed as Exhibits 2.4 and 2.5 to this report and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

At the closing of the Transactions, the Company prepaid all amounts outstanding under, and terminated, that certain Term Loan Credit Agreement (the “Term Loan Credit Agreement”), dated as of December 29, 2023, among the Company, as the borrower, Blue Torch Finance LLC, as administrative agent and collateral agent (the “Agent”), and the lenders party thereto, and terminated that certain Guaranty and Security Agreement (the “Guaranty and Security Agreement”), dated as of December 29, 2023, among the Company, the other grantors party thereto and the Agent. The material terms of the Term Loan Credit Agreement and the Guaranty and Security Agreement are described under Item 1.01 in the Company’s Form 8-K, filed with the Securities and Exchange Commission on January 3, 2024, and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference. The Units sold to WHP in connection with the Membership Interests Purchase were not registered under the U.S. Securities Act of 1933 (the “Securities Act”), and were issued in reliance on the exemption from registration requirements provided by Section 4(a)(2) of the Securities Act.

Item 7.01.	Regulation FD Disclosure.

On April 1, 2026, the Company issued a press release announcing the completion of the Transactions. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before, on, or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this filing. The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of this information shall not be deemed an admission as to the materiality of any such information.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1*	Membership Interest Purchase Agreement, dated as of January 26, 2026, by and among Lands’ End, Inc., Lands’ End Direct Merchants, Inc., WH Borrower, LLC, WHP Topco, L.P. and LEWHP, LLC (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed January 26, 2026).*

2.2	Amended and Restated Limited Liability Company Agreement, dated as of April 1, 2026, by and among Lands’ End, Inc., Lands’ End Direct Merchants, Inc., WHP Topco, L.P., LEWHP, LLC and LE Topco, LLC.*

2.3	License Agreement, dated as of April 1, 2026, by and among Lands’ End, Inc., Lands’ End Direct Merchants, Inc. and LE Topco, LLC.*

2.4	Voting and Support Agreement, dated as of April 1, 2026, by and among Lands’ End, Inc., Edward S. Lampert and related funds.*

2.5	Voting and Support Agreement, dated as of April 1, 2026, by and among Lands’ End, Inc. and LEWHP, LLC.*

99.1	Press Release, dated as of April 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and similar attachments omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

Forward-Looking Statements

This communication contains forward-looking statements that involve risks and uncertainties, including statements regarding the Transactions and the expected results and benefits of the Transactions. These forward-looking statements generally are identified by the words “anticipate,” “estimate,” “expect,” “intend,” “project,” “plan,” “predict,” “believe,” “seek,” “continue,” “outlook,” “may,” “might,” “will,” “should,” “can have,” “likely,” “targeting” or the negative version of these words or comparable words.

These forward-looking statements are based on beliefs and assumptions made by the Company’s management using currently available information. These statements are only predictions and are not guarantees of future performance, actions or events. These forward-looking statements are subject to risks and uncertainties. If one or more of these risks or uncertainties materialize, or if the Company management’s underlying beliefs and assumptions prove to be incorrect, actual results may differ materially from those contemplated by a forward-looking statement. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. The following important factors and uncertainties, among others, could cause actual results to differ materially from those described in these forward-looking statements: risks related to the Company’s ability to realize the anticipated benefits of the Transactions, including the possibility that the expected benefits from the Transactions will not be realized or will not be realized within the expected time period; the ability of the JV to implement its business strategy; negative effects of the consummation of the Transactions on the market price of the Company’s common stock and/or the Company’s operating results, including current or future business; risks associated with potential significant volatility and fluctuations in the market price of the Company’s common stock; risks relating to the occurrence of an IPO, change of control or significant asset sale of WHP Topco (an “exchange event”), which is out of the Company and its stockholders’ control, to realize value from the Company’s exchange rights, and the possibility that such exchange event may never occur, or if it does occur, the possibility that it occurs on unfavorable terms, including economic terms; the possibility that one or more of the agreements governing the Transactions may contain provisions that are difficult to enforce and the possibility of legal disputes between Sellers and WHP Topco and its affiliates that could delay realization of the full benefits of the Transactions; the possibility that any exchange event could be structured in a manner and on terms and conditions that are disadvantageous to the Company and its stockholders; the possibility that the contribution of the Company’s intellectual property into the JV may not achieve the anticipated results, particularly if such intellectual property is not monetized effectively; the risk that WHP Global’s past performance may not be representative of future results; uncertainties relating to the JV’s ability to maintain the Company’s brand name and image with customers; uncertainties relating to the JV’s ability to respond to changing consumer preferences, identify and interpret consumer trends, and successfully market new products; uncertainties regarding the Company’s and the JV’s focus, strategic plans and other management actions; the risk that stockholder litigation in connection with the Transactions or other litigation, settlements or investigations may result in significant costs of defense, indemnification and liability; the Company’s results may be materially impacted if tariffs on imports to the United States increase and it is unable to offset the increased costs from current or future tariffs through pricing negotiations with its vendor base, moving production out of countries impacted by the tariffs, passing through a portion of the cost increases to the customer, or other savings opportunities; global supply chain challenges and their impact on inbound transportation costs and delays in receiving product; disruption in the Company’s supply chain, including with respect to its distribution centers, third-party manufacturing partners and logistics partners, caused by limits in freight capacity, increases in transportation costs, port congestion, other logistics constraints, and closure of certain manufacturing facilities and production lines due to public health crises and other global economic conditions; the impact of global economic conditions, including inflation, on consumer discretionary spending; the impact of public health crises on operations, customer demand and the Company’s supply chain, as well as its consolidated results of operation, financial position and cash flows; the Company’s ability to offer merchandise and services that customers want to purchase; changes in customer preference from the Company’s branded merchandise; customers’ use of the Company’s digital platform, including customer acceptance of its efforts to enhance its eCommerce websites, including the Outfitters website; customer response to the Company’s marketing efforts across all types of media; the Company’s maintenance of a robust customer list; the Company’s retail store strategy may be unsuccessful; the Company’s Third Party channel may not develop as planned or have its desired impact; the Company’s dependence on information technology; failure of information technology systems, including with respect to its eCommerce operations, or an inability to upgrade or adapt its systems; failure to adequately protect against cybersecurity threats or maintain the security and privacy of customer, employee or company information and the impact of cybersecurity events on the Company; fluctuations and increases in costs of raw materials as well as fluctuations in other production and distribution-related costs; impairment of the Company’s relationships with its vendors; the Company’s failure to compete effectively in the apparel industry; legal, regulatory, economic and political risks associated with international trade and those markets in which the Company conducts business and sources its merchandise; the Company’s failure to protect or preserve the image of its brands and its intellectual property rights; increases in postage, paper and printing costs; failure by third parties who provide the Company with services in connection with certain aspects of its business to perform their obligations; the Company’s failure to timely and effectively obtain shipments of products from its vendors and deliver merchandise to its customers; reliance on promotions and markdowns to encourage customer purchases; the Company’s failure to efficiently manage inventory levels; unseasonal or severe weather conditions; natural disasters, political crises or other catastrophic events; the adverse effect on the Company’s reputation if its independent vendors or licensees do not use ethical business practices or comply with contractual obligations, applicable laws and regulations; assessments for additional state taxes; incurrence of charges due to impairment of other intangible assets and long-lived assets; the impact on the Company’s business of adverse worldwide economic and market conditions, including inflation and other economic factors that negatively impact consumer spending on discretionary items; the stock repurchase program may not be executed to the full extent within its duration, due to business or market conditions or Company credit facility limitations; the ability of the Company’s principal stockholders to exert substantial influence over the Company; global economic, political, legislative, regulatory and market conditions (including competitive pressures), evolving legal, regulatory and tax regimes, including the effects of tariffs, inflation and foreign currency exchange rate fluctuations around the world, the challenging consumer retail market in the United States and around the world and the impact of war and other conflicts around the world; and other risks, uncertainties and factors discussed in the “Risk Factors” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2026, and the Company’s subsequent filings with the U.S. Securities and Exchange Commission. The Company intends the forward-looking statements to speak only as of the time made and does not undertake to update or revise them as more information becomes available, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDS’ END, INC.

Date: April 1, 2026	By:	/s/ Peter L. Gray
	Name:	Peter L. Gray
	Title:	President, Lands’ End Licensing, Chief Administrative Officer and General Counsel